BLACKROCK FUNDSSM

BlackRock Energy & Resources Portfolio

(the “Fund”)

Supplement dated October 3, 2019 to the Statement of Additional Information (“SAI”) of the Fund, dated January 28, 2019, as supplemented to date

Effective October 4, 2019, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements” is revised as follows:

The second paragraph of the sub-section entitled “Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Alastair Bishop is the portfolio manager and is primarily responsible for the day-to-day management of Energy & Resources.

The sub-section entitled “Information Regarding the Portfolio Managers — Other Funds and Accounts Managed — Energy & Resources” is deleted in its entirety and replaced with the following:

Energy & Resources

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alastair Bishop	7 $3.15 Billion	9 $3.00 Billion	2 $24.63 Million	0 $0	2 $6.50 Million	0 $0

The last sentence of the sub-section entitled “Information Regarding the Portfolio Managers — Portfolio Manager Compensation Overview — Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Messrs. Bishop and Hume are eligible to participate in these plans.

The sub-section entitled “Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of September 30, 2018, the end of each Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Funds is shown below:

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Alastair Bishop	All-Cap Energy & Resources Energy & Resources	$50,001-$100,000 $10,001-$50,000
Mark Hume	All-Cap Energy & Resources	None

The last two sentences of the first paragraph of the sub-section entitled “Information Regarding the Portfolio Managers — Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Bishop and Hume may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bishop and Hume may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-GR-1019SUP

2